SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement          |_|  Soliciting Material Under Rule
|_|  Confidential, For Use of the              14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials


                            Schick Technologies, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:

________________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:

________________________________________________________________________________
5)   Total fee paid:

________________________________________________________________________________
|_|  Fee paid previously with preliminary materials:

________________________________________________________________________________
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

________________________________________________________________________________
     2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
     3)   Filing Party:

________________________________________________________________________________
     4)   Date Filed:

________________________________________________________________________________

                                                  July 23, 2003

Dear Stockholders:

      You are cordially invited to attend the 2003 Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company"), to be held on Wednesday, September 3, 2003, beginning at 10:00 a.m. at the Company's offices, located at 30-00 47th Avenue, 5th floor, Long Island City, New York 11101.

      Information about the meeting and the various matters on which the stockholders will vote is included in the Notice of Meeting and Proxy Statement which follow. Also included is a proxy card and postage-paid return envelope. Please sign, date and mail the enclosed proxy card in the return envelope provided, as promptly as possible, whether or not you plan to attend the meeting. A copy of the Company's 2003 Annual Report is also enclosed for your review.

      I look forward to greeting you personally at the meeting.

                                                  Sincerely,


                                                  David B. Schick
                                                  Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                September 3, 2003

                TO THE STOCKHOLDERS OF SCHICK TECHNOLOGIES, INC.:

      Notice is hereby given that the Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company") will be held on Wednesday, September 3, 2003, at 10:00 a.m., at the Company's offices located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, for the following purposes:

      1. To elect three (3) directors to serve for three-year terms or until their respective successors are elected and qualified;

      2. To ratify the selection of Grant Thornton LLP as the Company's independent certified public accountants for the fiscal year ending March 31, 2004; and

      3. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Only holders of record of Common Stock as of the close of business on July 23, 2003 are entitled to notice of and to vote at the meeting and any adjournment thereof.

      In accordance with Delaware law, a list of the holders of Common Stock entitled to vote at the 2003 Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting, during ordinary business hours, for at least 10 days prior to the Annual Meeting, at the offices of the Company, 30-00 47th Avenue, Long Island City, New York.

      YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU LATER DESIRE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.

                                             By Order of the Board of Directors,


                                             Zvi N. Raskin
                                             Secretary

Long Island City, New York
July 23, 2003
                                                                          schick
                                                              creating the image

                            Schick Technologies, Inc.
                                30-00 47th Avenue
                        Long Island City, New York 11101
                                 (718) 937-5765

--------------------------------------------------------------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held On September 3, 2003

      This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Schick Technologies, Inc. (the "Company") for use at the 2003 Annual Meeting of Stockholders (the "Annual Meeting") to be held on September 3, 2003, at 10:00 a.m., New York time, at the Company's offices, located on the fifth floor of 30-00 47th Avenue, Long Island City, New York, and at any adjournments thereof, for the purposes set forth in the Notice of Annual Meeting of Stockholders. This Proxy Statement and the form of proxy enclosed are being mailed to stockholders with the Company's Annual Report to Stockholders commencing on or about August 3, 2003.

      Only stockholders of record of the common stock, par value $0.01 per share, of the Company (the "Common Stock") at the close of business on July 23, 2003 will be entitled to vote at the Annual Meeting. As of that date, a total of 10,228,198 shares of Common Stock were outstanding, each share being entitled to one vote. There is no cumulative voting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock will constitute a quorum for the transaction of business at the Annual Meeting. If, however, a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or represented by proxy, will have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting, until a quorum shall be present or represented.

      Shares of the Company's Common Stock represented by proxies in the accompanying form, which are properly completed, signed and returned to the Company prior to the Annual Meeting, and which have not been revoked, will be voted in the manner directed by a stockholder. If no direction is given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, and FOR ratification of the selection of Grant Thornton LLP as the Company's independent certified public accountants. A stockholder may revoke a proxy at any time prior to its exercise by giving to an officer of the Company a written notice of revocation of the proxy's authority, by submitting a duly elected proxy bearing a later date, by attending the Annual Meeting and voting in person or by delivering a written revocation at the Annual Meeting.

      If a stockholder returns a proxy withholding authority to vote the proxy with respect to a nominee for director, then the shares of the Common Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee, but shall not be deemed to have been voted for such nominee. If a stockholder abstains from voting as to any matter, then the shares held by such stockholder shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "non-vote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the Annual Meeting for purposes of determining a quorum but shall not be deemed to be present and entitled to vote at the Annual Meeting for purposes of calculating the vote with respect to such matter. The three nominees for director for three-year terms receiving the highest number of votes at the Annual Meeting will be elected. The affirmative vote of a majority of the outstanding shares of Common Stock present in person or by proxy at the Annual Meeting is required to ratify the selection of the Company's certified public accountants.

      As of the date of this Proxy Statement, the Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the matters described in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxies in accordance with their best judgment.

                                  PROPOSAL ONE:

                              ELECTION OF DIRECTORS

      The Board of Directors of the Company is currently composed of eight members divided into three classes. The members of each class are elected to serve three-year terms with the term of office of each class ending in successive years. Allen Schick, David B. Schick and Uri D. Landesman are the directors in the class whose term expires at the Annual Meeting. The Board of Directors has nominated Allen Schick, David B. Schick and Uri D. Landesman for re-election and Allen Schick, David B. Schick and Uri D. Landesman have indicated a willingness to serve. The directors of the two other classes of the Company will continue in office for their existing terms. Upon the expiration of the term of a class of directors, the nominees for such class will generally be elected for three-year terms at the annual meeting of stockholders held in the year in which such term expires. A plurality of the shares of Common Stock present and voting at the Annual Meeting is necessary to elect the nominees for director.

      The persons named as proxies in the enclosed form of proxy will vote the proxies received by them for the election of Allen Schick, David B. Schick and Uri D. Landesman, unless otherwise directed. In the event that any of the nominees become unavailable for election at the Annual Meeting, the persons named as proxies in the enclosed form of proxy may vote for a substitute nominee in their discretion as recommended by the Board of Directors.

      Information concerning the nominees and incumbent directors whose terms will continue after the Annual Meeting is set forth below.

William K. Hood               Age 79, has served as a Director of the Company
(Term expires in 2004)        and as a Chairman of the Audit Committee of the
                              Board of Directors since February 2002. Mr. Hood's current term on the Board expires at the Company's
                              Annual Meeting of Stockholders in 2004. From 1989 to 1996, Mr. Hood served as a Consultant to Harlyn
                              Products, Inc. and as a member of its Board of Directors. From 1983 to 1988, he was Senior
                              Vice-President of American Bakeries Company. From
                              1981 to 1983, Mr. Hood served as Dean of the Chapman University School of Business and
                              Management. From 1972 to 1980, he was President and Chief Executive Officer of Hunt-Wesson Foods,
                              Inc. Mr. Hood is a Trustee of Chapman University.


Curtis M. Rocca III           Age 40, has served as a Director of the Company
(Term expires in 2004)        and as a member of the Audit Committee of the
                              Board of Directors since May 2002. Mr. Rocca's current term on the Board expires at the Company's
                              Annual Meeting of Stockholders in 2004. Since
                              2000, Mr. Rocca has been the Chief Executive
                              Officer of Douglas, Curtis & Allyn, LLC. From 1998 to 2000, he served as Chief Executive Officer of Dental Partners, Inc. From 1990 to 1998, Mr. Rocca was Chairman and Chief Executive Officer of
                              Bio-Dental Technologies Corp.

Jeffrey T. Slovin             Age 38, has served as the Company's President and
(Term expires in 2004)        Chief Operating Officer since November 2001. From
                              December 1999 to November 2001, Mr. Slovin was the
                              Company's President. Mr. Slovin's current term on the Board expires at the Company's Annual Meeting of Stockholders in 2004. Since November 2001, Mr.
                              Slovin has been a member of the Board of Directors of Electronic Global Holding LTD. From 1999 to
                              November 2001, Mr. Slovin was a Managing Director of Greystone & Co., Inc. From 1996 to 1999, Mr.
                              Slovin served in various executive capacities at Sommerset Investment Capital LLC, including
                              Managing Director, and as President of Sommerset
                              Realty Investment Corp. During 1995, Mr. Slovin was a Manager at Fidelity Investments Co. From
                              1991 to 1994, Mr. Slovin was Chief Financial
                              Officer of SportsLab USA Corp. and, from 1993 to
                              1994, was also President of Sports and
                              Entertainment Inc. From 1987 to 1991, Mr. Slovin was an associate at Bear Stearns & Co., specializing in mergers and acquisitions and corporate finance. Mr. Slovin holds an MBA degree from Harvard Business School.

Euval Barrekette, Ph.D.       Age 72, has served as a Director of the Company
(Term expires in 2005)        since April 1992. Dr. Barrekette's current term on
                              the Board expires at the Company's Annual Meeting of Stockholders in 2005. Dr. Barrekette is a licensed Professional Engineer in New York State.
                              Since 1986 Dr. Barrekette has been a consulting engineer and physicist. From 1984 to 1986 Dr.
                              Barrekette was Group Director of Optical
                              Technologies of the IBM Large Systems Group. From
                              1960 to 1984 Dr. Barrekette was employed at IBM's
                              T.J. Watson Research Center in various capacities, including Assistant Director of Applied Research,
                              Assistant Director of Computer Science, Manager of
                              Input/Output Technologies and Manager of Optics and Electrooptics. Dr. Barrekette holds an A.B.
                              degree from Columbia College, a B.S. degree from Columbia University School of Engineering, an M.S.
                              degree from its Institute of Flight Structures and a Ph.D. from the Columbia University Graduate
                              Faculties. Dr. Barrekette is a fellow of the American Society of Civil Engineers, a Senior
                              Member of the Institute of Electronic & Electrical
                              Engineers, and a member of The National Society of Professional Engineers, The New York State Society of Professional Engineers, The Optical Society of
                              America and The New York Academy of Science. Dr.
                              Barrekette is the uncle of David B. Schick and the brother-in-law of Dr. Allen Schick.

Jonathan Blank, Esq.          Age 58, has served as a Director of the Company
(Term expires in 2005)        and as a member of the Audit Committee of the
                              Board of Directors since April 2000. Mr. Blank's current term on the Board expires at the Company's
                              Annual Meeting of Stockholders in 2005. Since
                              1979, Mr. Blank has been a member of the law firm of Preston Gates Ellis & Rouvelas Meeds LLP, a managing partner of the firm since 1995 and a member of the Executive Committee of Preston Gates
                              Ellis LLP since 1995.

David B. Schick               Age 42, is a founder of the Company and, since its
(Nominee with new term        inception in April 1992, has served as the
expiring in 2006)             Company's Chief Executive Officer and Chairman of
                              the Board of Directors. From the Company's inception to December 1999, Mr. Schick also served as the Company's President. Mr. Schick's current term on the Board expires at the Company's Annual
                              Meeting of Stockholders in 2003. Mr. Schick is also a member of the Board of Directors of Photobit Corporation. From September 1991 to April
                              1992, Mr. Schick was employed by Philips N.V.
                              Laboratories, where he served as a consulting engineer designing high-definition television equipment. From February 1987 to August 1991, Mr.
                              Schick was employed as a senior engineer at Cox and Company, an engineering firm in New York City.
                              From January 1985 to January 1987, Mr. Schick was employed as an electrical engineer at Grumman
                              Aerospace Co. Mr. Schick holds a B.S. degree in electrical engineering from the University of Pennsylvania's Moore School of Engineering. Mr.
                              Schick is the son of Dr. Allen Schick and the nephew of Dr. Barrekette.

Allen Schick, Ph.D.           Age 68, has served as a Director of the Company
(Nominee with new term        since April 1992. Dr. Schick's current term on the
expiring in 2006)             Board expires at the Company's Annual Meeting of
                              Stockholders in 2003. Since 1981, Dr. Schick has been a professor at the University of Maryland and, in 2000, was elected "Distinguished
                              University Professor", a title reserved for fewer than 2% of the faculty. Since 1988, has been a Visiting Fellow at the Brookings Institution. Dr.
                              Schick holds a Ph.D. degree from Yale University.
                              Dr. Schick is David B. Schick's father and the brother-in-law of Dr. Barrekette.

Uri D. Landesman              Age 41, has served as a Director of the Company
(Nominee with new term        since January 2003 and from April 1992 to June
expiring in 2006)             1997. Mr. Landesman's current term on the Board
                              expires at the Company's Annual Shareholders
                              Meeting in 2003. Since February 2003, Mr.
                              Landesman has been a Senior Portfolio Manager at Federated Global Investment Management Corp. From
                              July 2001 to January 2003, Mr. Landesman was a
                              Principal and Portfolio Manager at Arlington
                              Capital Management. From April 1999 to June 2001, he was a Principal and Chief Investment Officer at Aaron Fleck & Associates, LLC/A.F.A. Management
                              Partners, L.P. From June 1993 to March 1999, Mr.
                              Landesman was employed at J.P. Morgan Investment
                              Management, as Vice-President and Lead Portfolio
                              Manager from February 1997 to March 1999, and as
                              Vice-President and Senior Analyst from June 1993 to January 1997. He holds a B.A. degree from Yeshiva University.

--------------------------------------------------------------------------------
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
         DR. ALLEN SCHICK, MR. DAVID B. SCHICK AND MR. URI D. LANDESMAN
                          AS DIRECTORS OF THE COMPANY.
--------------------------------------------------------------------------------

Meetings and Committees of The Board of Directors

      During fiscal 2003, the Board of Directors held eight (8) meetings. Each Director holding office during the year attended at least 75% of the total number of meetings of the Board of Directors and committees of the Board on which he served. The Board of Directors has an Audit Committee and an Executive Compensation Committee, which are described below. The Company does not have a nominating committee.

      The Audit Committee currently consists of three directors. Its primary duties and responsibilities are to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; review and appraise the audit efforts of the Company's independent certified public accountants; and provide an open avenue of communication among the independent certified public accountants, financial and senior management and the Board of Directors. The Audit Committee has oversight responsibility relating to the Company's accounting practices, internal financial controls and financial reporting, including the engagement of independent certified public accountants and the timing and cost of any audit as well as review of the independent accountant's report on the financial statements following completion of each such audit. The Audit Committee Charter was adopted on June 30, 2002 and amended on April 9, 2003. A copy of the Audit Committee Charter, as amended, is attached to this Proxy Statement as Appendix A. The current members of the Audit Committee are Jonathan Blank, William K. Hood and Curtis M. Rocca III. The Audit Committee held five (5) meetings during fiscal 2003.

      The Executive Compensation Committee has oversight responsibility relating to the Company's employee benefit and compensation plans, including compensation of the executive officers and administering and recommending awards under the Company's 1996 Employee Stock Option Plan. The current members of the Executive Compensation Committee are Euval Barrekette, Jonathan Blank, William K. Hood, Curtis M. Rocca and Allen Schick.

Compensation of Directors

      Directors who are also employees of the Company are not separately compensated for any services they provide as directors. In fiscal 2003, each director of the Company who was not an employee received $1000 for each meeting of the Board of Directors attended and $1000 for each committee meeting attended. The Company was permitted to, but did not, pay such fees in Common Stock. In addition, directors who are not employees of the Company are eligible to receive annual and other grants of stock options under the Company's 1997 Directors Stock Option Plan. No fees are paid for meetings attended telephonically.

                               EXECUTIVE OFFICERS

      The following table shows the names and ages of all executive officers of the Company, their positions and offices and the period during which each such person served as an officer.

                                                                                Officer
      Name                      Age   Position                                  Since
      ----                      ---   --------                                  -----

      David B. Schick........   42    Chairman of the Board and Chief
                                      Executive Officer                         1992

      Jeffrey T. Slovin......   38    President, Chief Operating Officer
                                      And Director                              1999

      Michael Stone..........   50    Executive Vice President of Sales and     2000
                                      Marketing

      Ari Neugroschl.........   32    Vice President of Management              2000
                                      Information Systems

      Stan Mandelkern........   43    Vice President of Engineering             1999

      Will Autz..............   49    Vice President of Manufacturing           2003

      Zvi N. Raskin..........   40    Secretary and General Counsel             1992

      Ronald Rosner..........   56    Director of Finance and Administration    2000

      The business experience of each of the executive officers who is neither a nominee for Director nor a Director whose term of office will continue after the Annual Meeting is set forth below.

      MICHAEL STONE has served as the Company's Executive Vice President of Sales and Marketing since September 2000 and as the Company's Vice President of Sales and Marketing from January 2000 to September 2000. From September 1993 to January 2000, Mr. Stone was General Manager of the Dental Division of Welch-Allyn Company, and from October 1989 to September 1993 was Director of Marketing for Welch-Allyn. Mr. Stone holds an MBA degree from the University of Rochester.

      STAN MANDELKERN has served as the Company's Vice President of Engineering since November 1999. From 1998 to 1999, Mr. Mandelkern was the Company's Director of Electrical Engineering, and was a Senior Electrical Engineer at the Company from 1997 to 1998. From 1996 to 1997 Mr. Mandelkern was at Satellite Transmission Systems as Project Leader for the Digital Video Products Group. From 1989 to 1996 Mr. Mandelkern held various design and management positions at Loral Corp. Mr. Mandelkern holds an M.S. Degree in electrical engineering from Syracuse University.

      ARI NEUGROSCHL has served as the Company's Vice President of Management Information Systems since July 2000. From November 1997 to July 2000, Mr. Neugroschl was the Company's Director of Management Information Systems, and from February 1996 to November 1997 he served as the Company's Director of Customer Service and Support. Mr. Neugroschl holds a B.S. in Economics from Yeshiva University.

      ZVI N. RASKIN has served as Secretary of the Company since April 1992 and as General Counsel of the Company since September 1995. From April 1992 to May 1996, Mr. Raskin was a Director of the Company. Mr. Raskin is admitted to practice law before the Bars of the State of New York, the United States District Courts for the Southern and Eastern Districts of New York and the United States Court of Appeals for the Second Circuit. From 1992 to 1995, Mr. Raskin was a senior associate at the New York law firm of Townley & Updike. From 1990 to 1992, Mr. Raskin was an associate at the New York law firm of Dornbush Mandelstam & Silverman. Mr. Raskin holds a J.D. degree from Yale Law School.

      WILL AUTZ has served as the Company's Vice President of Manufacturing since January 2003. From January 2000 to December 2002, Mr. Autz was the Company's Director of Manufacturing. From 1996 to 1999, Mr. Autz was the Manager of Manufacturing Engineering at Trident International Inc., a division of Illinois Tools Work Inc. From 1991 to 1996, Mr. Autz was the Director of Manufacturing & Manufacturing Engineering at General Signal Networks, a division of General Signal Inc. Mr. Autz holds a BS in Electromechanical Technology from the New York Institute of Technology and is a member of the American Society of Manufacturing Engineers.

      RONALD ROSNER has served as the Company's Director of Finance and Administration since August 2000. From March 1999 to August 2000 Mr. Rosner served the Company in several senior accounting and financial capacities. Mr. Rosner holds a B.S. degree in Accounting from Brooklyn College and has been a Certified Public Accountant in the State of New York since May 1972. Prior to 1999, for a period of approximately four years, Mr. Rosner was an audit manager with the predecessor to Ernst & Young LLP.

                             EXECUTIVE COMPENSATION

      The following table sets forth certain information concerning compensation received for the fiscal years ended March 31, 2003, 2002 and 2001 by the Company's chief executive officer and each of the four most highly compensated executive officers of the Company whose total salary and other compensation exceeded $100,000 (the "Named Executives") for services rendered in all capacities (including service as a director of the Company) during the year ended March 31, 2003.

Summary Compensation Table

                                           Annual                            Long-Term
                                        Compensation                    Compensation Awards
                                        ------------                    -------------------
                                                                  Other
                                                                  Annual    Securities   All Other
       Name and Principal       Fiscal                           Compensa-  Underlying   Compensa-
            Position             Year     Salary($)    Bonus($)   tion(1)   Options(2)   tion($)(3)
---------------------------------------------------------------------------------------------------
David B. Schick                  2003     $246,540     $ 90,463       --         8,572     $  6,708
Chairman of the Board and        2002      225,246       50,000       --       160,709        4,362
Chief Executive Officer          2001      200,000       16,308       --            --        4,468
---------------------------------------------------------------------------------------------------
Jeffrey T. Slovin                2003      246,646       90,463       --         8,502        6,710
President and Chief              2002       89,430       57,263       --       150,000        1,846
Operating Officer                 (4)
---------------------------------------------------------------------------------------------------
Michael Stone                    2003      212,487       45,232       --         7,439        5,894
Executive Vice President of      2002      193,577       48,154       --       135,207        4,491
Sales and Marketing              2001      175,000           --       --            --        2,861
---------------------------------------------------------------------------------------------------
Zvi N. Raskin, Esq               2003      222,690       28,025       --         7,793        5,078
General Counsel and              2002      204,154       20,000       --        36,018        4,527
Secretary                        2001      200,001       20,000       --            --        4,038
---------------------------------------------------------------------------------------------------
Stan Mandelkern                  2003      163,241        5,952       --         7,240        4,081
Vice President of                2002      154,615           --       --        30,108        3,865
Engineering                      2001      121,878           --       --            --        3,048
---------------------------------------------------------------------------------------------------

(1) Does not include other compensation if the aggregate amount thereof does not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for the named officer.

(2) Represents options to purchase shares of Common Stock granted during fiscal 2003, 2002, and 2001 pursuant to the Company's 1996 Employee Stock Option Plan.

(3) Reflects amounts contributed by the Company in the form of matching contributions to the Named Executive's Savings Plan account during fiscal 2003, 2002 and 2001.

(4) Prior to November 1, 2001, Greystone Funding Corporation ("Greystone") paid Mr. Slovin for his service as the Company's President. The Company reimbursed Greystone in the amount of $17,000 per month pursuant to a Termination Agreement between the Company and Greystone entered into on July 12, 2001 and made effective as of March 31, 2001. Such amounts are not included in the table above.

Stock Option Grants

      The following table sets forth information regarding grants of options to purchase Common Stock made by the Company during the year ended March 31, 2003 to each of the Named Executives.

                          Option Grants in Fiscal 2003

                        Individual Grants
                    Number of    Percent of
                    Securities  Total Options
                    Underlying    Granted to      Exercise
                     Options     Employees in      Price        Expiration   Grant Date
Name                Granted(1)  Fiscal 2003(2)    ($/Share)        Date      Value (3)
----                ----------  --------------    ---------     ----------   ----------
David B. Schick        8,572          3.2%          $3.03        11/18/07     $13,972
Jeffrey T. Slovin      8,502          3.2%          $2.75        11/18/12     $14,283
Michael Stone          7,439          2.8%          $2.75        11/18/12     $12,498
Stan Mandelkern        7,240          2.7%          $2.75        11/12/12     $12.163
Zvi N. Raskin          7,793          2.9%          $2.75        11/18/12     $13,092

(1) All the options listed in the above table have the following vesting schedule: 25% shall vest on November 18, 2003, 25% shall vest on November 18, 2004, 25% shall vest on November 18, 2005 and the final 25% shall vest on November 18, 2006.

(2) The Company granted employees options to purchase a total of 265,000 shares of Common Stock in fiscal 2003.

(3) The Company uses the Black-Scholes valuation model to determine the grant date value. Assumptions used to calculate the grant date value include:

            Volatility                                    82%
            Risk-free interest rate                       3.03%
            Dividend yield                                None
            Time of exercise                              4 years

Option Exercises and Year-End Value Table

      The following table sets forth information regarding the exercise of stock options during fiscal 2003 and the number and value of unexercised options held at March 31, 2003 by each Named Executive.

                   Aggregated Option Exercises in Fiscal 2003
                     and Fiscal 2003 Year-End Option Values

                                                     Number of
                                                     Securities           Value of
                                                     Underlying          Unexercised
                                                    Unexercised        "In-the-Money"
                                                     Options at          Options at
                        Shares                     March 31, 2003      March 31, 2003
                     Acquired on      Value         Exercisable/        Exercisable/
Name                 Exercise(#)   Realized ($)    Unexercisable      Unexercisable(1)
----                 -----------   ------------    --------------     ----------------
David B. Schick           --            --         114,283/64,998     $271,091/127,357
Jeffrey T. Slovin         --            --         80,000/108,502     $282,400/316,008(2)
Michael Stone             --            --          85,332/82,314     $276,672/258,209
Stan Mandelkern           --            --          48,151/27,877      $132,168/84,540
Zvi N. Raskin             --            --          19,406/19,111          $190/63,845

(1) Options are "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options. The amounts set forth represent the difference between $4.28 per share, the closing price per share on March 31, 2003, and the exercise price of the option, multiplied by the applicable number of options.

(2) This chart does not include warrants issued to Mr. Slovin as designee of Greystone. Such warrants are discussed in this Proxy Statement under the caption"Certain Transactions".

      EMPLOYMENT AGREEMENTS

      In January 2002, the Company entered into a two-year employment agreement with Michael Stone, pursuant to which Mr. Stone is employed as the Company's Executive Vice President of Sales and Marketing. Mr. Stone's annual base salary is $210,000. In addition to base salary, Mr. Stone is eligible to receive annual merit and/or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Pursuant to the terms of the employment agreement, Mr. Stone also received a performance bonus equal to 0.5% of the Company's earnings before income taxes, depreciation and amortization for the 2003 fiscal year. In addition, Mr. Stone received 75,000 employee stock options which vest as follows: 12,500 options upon grant, an additional 25,000 options on January 14, 2003, an additional 25,000 options on January 14, 2004, and the final 12,500 options on January 14, 2005. In the event that Mr. Stone is terminated from employment with the Company without cause, he would receive 6 months of severance pay, a pro-rated performance bonus and immediate vesting of all unvested Company stock options. Additionally, all unvested Company stock options held by Mr. Stone will immediately vest in the event that the Company has a change in control or is acquired by another entity.

      In December 2001, the Company entered into a three-year employment agreement with David Schick, replacing the previous employment agreement between the Company and Mr. Schick, entered into in February 2000. Pursuant thereto, Mr. Schick is employed as Chief Executive Officer of the Company. The term of the agreement is renewable thereafter on a year-to-year basis unless either party gives 60 days written notice of termination before the end of the then-current term. Mr. Schick's initial base annual salary under the Agreement is $242,000. In addition to base salary, Mr. Schick is eligible to receive annual merit or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Mr. Schick will also receive an increase in base salary as well as incentive compensation in the form of a bonus based on the Company's EBITDA. Such incentive compensation is capped at $100,000 per fiscal year. Pursuant to the Agreement, as amended by a letter agreement dated March 4, 2002, Mr. Schick also received 150,000 employee stock options which vest as follows: 50,000 options on December 20, 2002, an additional 50,000 options on December 20, 2003, and the final 50,000 options on December 20, 2004. Additionally, all Company stock options held by, or to be issued to, Mr. Schick will immediately be granted and vest in the event that the Company has a change in control or is acquired by another company or entity. In the event that Mr. Schick is terminated from employment with the Company without cause, he would receive severance pay for two years or the remainder of the term of the Agreement, whichever time period is shorter. Under certain circumstances, where the Company effects a change in Mr. Schick's title or diminishes, in any significant manner, his duties or responsibilities of employment, Mr. Schick may unilaterally resign from employment. In this instance, he would act as a consultant to the Company for a period of one year following his resignation and receive severance pay for one year.

      In November 2001, the Company entered into a three-year employment agreement with Jeffrey T. Slovin. Pursuant to the Agreement, Mr. Slovin is employed as President and Chief Operating Officer of the Company. Mr. Slovin's initial base annual salary under the Agreement is $240,000. In addition to base salary, Mr. Slovin is eligible to receive annual merit or cost-of-living increases as may be determined by the Executive Compensation Committee of the Board of Directors. Mr. Slovin will also receive an increase in base salary as well as incentive compensation in the form of a bonus based on the Company's EBITDA. Such incentive compensation is capped at $100,000 per fiscal year. Pursuant to the Agreement, Mr. Slovin also received 150,000 employee stock options which vest as follows: 50,000 options on October 31, 2002, an additional 50,000 options on October 31, 2003, and the final 50,000 options on October 31, 2004. Additionally, all Company stock options held by, or issued to, Mr. Slovin will immediately vest in the event that the Company has a change in control or is acquired by another company or entity. In the event that Mr. Slovin is terminated from employment with the Company without cause, he would receive severance pay for two years or the remainder of the term of the Agreement, whichever time period is shorter. Under certain circumstances, where the Company effects a change in Mr. Slovin's title or diminishes, in any significant manner, his duties or responsibilities of employment, Mr. Slovin may unilaterally resign from employment. In this instance, he would act as a consultant to the Company for a period of one year following his resignation and receive severance pay for one year.

      In February 2000, the Company entered into a three-year employment agreement with Zvi Raskin, effective January 1, 2000, pursuant to which Mr. Raskin was employed as General Counsel of the Company until January 2003. Under the expired employment agreement, Mr. Raskin's base annual salary was $220,000. In addition to base salary, Mr. Raskin received a bonus of $20,000 per calendar year and was eligible to receive additional performance bonuses at the sole discretion of the Executive Compensation Committee of the Board of Directors. Mr. Raskin was also awarded 75,000 shares of the Company's Common Stock, subject to a risk of forfeiture which expired as to 25,000 shares on each of December 31, 2000, 2001 and 2002. Upon the sale of any such vested shares, Mr. Raskin is required to pay the Company the sum of $1.32 per share sold within 30 days following such sale. In the event that Mr. Raskin was terminated from employment with the Company without cause, he would have received 12 months of severance pay. Since January 2003, Mr. Raskin has been serving as an at-will employee of the Company.

                        EXECUTIVE COMPENSATION COMMITTEE
                        REPORT ON EXECUTIVE COMPENSATION

      This report shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement into any filing under the Securities Act of 1933 or under the Exchange Act, except to the extent that the Company specifically incorporates the information contained herein by reference, and shall not otherwise be deemed filed under those acts.

      Compensation Philosophy: The Company does business in a competitive and dynamic industry. The Company's continued success in such an environment depends, in part, on its ability to attract and retain talented senior executives. The Company must provide executives with long- and short-term incentives to maximize corporate performance, and reward successful efforts to do so. As a result, the Committee's compensation policies are designed to:

      (i) Provide a competitive level of compensation to attract and retain talented management;

      (ii)  Reward senior executives for corporate performance;

      (iii) Align the interests of senior executives with the Company's stockholders in order to maximize stockholder value;

      (iv) Motivate executive officers to achieve the Company's business objectives; and

      (v)   Reward individual performance.

      To achieve these compensation objectives, the Committee has developed compensation packages for senior executive officers generally consisting of base salary, a bonus arrangement and awards of stock options.

      Base Salary. The Company seeks to pay competitive salaries to executive officers commensurate with their qualifications, duties and responsibilities. In conducting salary reviews, the Committee considers each individual executive officer's achievements during the prior fiscal year in meeting the Company's financial and business objectives, as well as the executive officer's performance of individual responsibilities and the Company's financial position and overall performance.

      Bonuses. The Committee believes that performance bonuses are a key link between executive pay and stockholder value.

      Option Grants. The Committee believes that equity ownership by executive officers provides incentive to build stockholder value and aligns the interests of officers with the stockholders. The Committee typically recommends or awards an option grant upon hiring executive officers or within one year of their date of hire, subject to a maximum four-year vesting schedule. After the initial stock option grant, the Committee periodically considers additional grants, under the Company's 1996 Employee Stock Option Plan. Options are granted at the then-current market price for the Company's Common Stock and, consequently, have value only if the price of the Common Stock increases over the exercise price during the period in which the option is exercisable. The size of the initial grant is usually determined with reference to the seniority of the officer, the contribution the officer is expected to make to the Company and comparable equity compensation offered by others in the industry. In determining the size of the periodic grants, the Committee considers prior option grants to the officer, independent of whether the options have been exercised, the executive's performance during the year and his or her expected contributions in the succeeding year. The Committee believes that periodic option grants provide incentives for executive officers to remain with the Company.

      Modification of Compensation Policies. The Omnibus Budget Reconciliation Act of 1993 includes potential limitations on tax deductions for compensation in excess of $1,000,000 paid to the Company's executive officers. The Compensation Committee has analyzed the impact of this provision of the tax law on the compensation policies of the Company, has determined that historically the effect of this provision on the taxes paid by the Company has not and would not have been significant and has decided for the present not to modify the compensation policies of the Company based on such provision. In the event that a material amount of compensation might potentially not be deductible, it will consider what actions, if any, should be taken to seek to make such compensation deductible without compromising its ability to motivate and reward excellent performance.

      Chief Executive Officer Compensation. The Committee reviews the performance of the Chief Executive Officer, and other executive officers of the Company, generally on an annual basis. In December 2001, the Company entered into a three-year employment agreement with David Schick, the Company's Chief Executive Officer, supplanting the prior employment agreement between the Company and Mr. Schick, entered into in February 2000. Prior to entering into the agreement, the Committee conducted a review of Mr. Schick's compensation. The Committee considered salary data for other companies and the Company's earnings and financial position in comparison to preceding years. The terms of Mr. Schick's employment agreement are discussed above. See "Employment Agreements," supra page 12.

                         Euval Barrekette, Jonathan Blank, William K. Hood,
                                  Curtis M. Rocca and Allen Schick

                                      Members of the Executive
                                       Compensation Committee

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Executive Compensation Committee reviews and makes recommendations regarding the compensation for top management and key employees of the Company, including salaries and bonuses. The members of the Executive Compensation Committee during the fiscal year ended March 31, 2003 were Euval Barrekette, Jonathan Blank, William K. Hood, Curtis M. Rocca and Allen Schick. None of such persons is an officer or employee, or former officer or employee, of the Company or any of its subsidiaries. Allen Schick is David Schick's father, and Euval Barrekette is David Schick's uncle. No interlocking relationship existed during the fiscal year ended March

31, 2003, between the members of the Company's Board of Directors or Executive Compensation Committee and the board of directors or compensation committee of any other company, nor had any such interlocking relationship existed in the past.

      The following graph compares the Company's cumulative stockholder return on its Common Stock with the return on the Russell 2000 Index and the Dow Jones Advanced Technology Medical Devices Index from March 31, 1998 through March 31, 2003, the end of the Company's fiscal year. The graph assumes investments of $100 on March 31, 1998 in the Company's Common Stock, the Russell 2000 Index and the Dow Jones Advanced Technology Medical Devices Index and assumes the reinvestment of all dividends.

                              [LINE GRAPH OMITTED]

                       3/31/98   3/31/99   3/31/00   3/31/01   3/31/02   3/31/03
SCHICK TECHNOLOGIES    100.00     16.18      9.66      3.20      8.43     16.78
PEER GROUP INDEX       100.00    131.93    163.75    161.69    172.07    177.93
RUSSELL 2000 INDEX     100.00     83.74    114.98     97.35    110.97     81.04

      CERTAIN TRANSACTIONS

      In connection with the December 1999 loan agreement with Greystone (amended in March 2000), the Company issued to Greystone 4,250,000 warrants (the "Warrants") to purchase the Company's Common Stock, and to Jeffrey T. Slovin, as Greystone's designee, 750,000 warrants to purchase the Company's Common Stock. The Warrants are exercisable at $0.75 per share and are subject to anti-dilution adjustment. Mr. Slovin is the Company's President and Chief Operating Officer and serves as a Director of the Company. In July 2001, the Company repaid the Greystone loan in full and the Greystone loan agreement was terminated. Certain notes payable to DVI Financial Services, Inc. ("DVI"), which were assigned to Greystone in 2000, were repaid in full as of June 30, 2003. In connection with such assignment, DVI transferred warrants to purchase 552,500 shares of Common Stock to Greystone and warrants to purchase 97,500 shares of Common Stock to Jeffrey T. Slovin, as Greystone's designee. Such transferred warrants are exercisable at $0.75 per share and are subject to anti-dilution adjustment.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of July 23, 2003 by (i) each person who is known by the Company to own beneficially more than 5% of the Common Stock, (ii) each director, (iii) each Named Executive of the Company and (iv) all directors and executive officers of the Company as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment powers with respect to the shares of Common Stock owned by them.

                                           Number of Shares        Percentage of
      Name                            Beneficially Owned(1)   Outstanding Shares
      ----                            ---------------------   ------------------
      David B. Schick(2)                      2,247,583(3)                 21.9%
      Jeffrey T. Slovin(2)                      927,500(11)                 8.3%
      Michael Stone(2)                          162,632(4)                  1.6%
      Stan Mandelkern(2)                         64,251(5)                    *
      Zvi N. Raskin(2)                           94,406(6)                    *
      Euval S. Barrekette(7)                    178,240(8)                  1.7%
      Allen Schick(9)                           653,824(10)                 6.4%
      William K. Hood (12)                       60,250(13)                   *
      Jonathan Blank(14)                        190,575(15)                 1.8%
      Curtis M. Rocca(19)                        32,000(20)                   *
      Uri Landesman(21)                         104,600(22)                 1.0%
      Greystone Funding Corp.(16)             4,802,500(17)                32.0%
      All current executive Officers
       And Directors as a group(18)           4,779,482                    43.8%

*     Less than 1%

(1) Beneficial ownership is determined in accordance with rules of the Securities and Exchange Commission (the "Commission") and includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of July 23, 2003 are deemed outstanding for computing the number and the percentage of outstanding shares beneficially owned by the person holding such options or warrants but are not deemed outstanding for computing the percentage beneficially owned by any other person.

(2) Such person's business address is c/o Schick Technologies, Inc., 30-00 47th Avenue, Long Island City, New York 11101.

(3) Consists of 2,183,300 shares held jointly by Mr. Schick and his wife; 4283 shares issuable upon the exercise of stock options granted to Mr. Schick in October 2001; 50,000 shares issuable upon the exercise of stock options granted to Mr. Schick in December 2001 and 10,000 shares issuable upon the exercise of stock options granted to Mr. Schick in October 1998, pursuant to the 1996 Employee Stock Option Plan.

(4) Consists of 71,050 shares held by Mr. Stone; 18,750 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2000; 18,750 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2001; 12,500 shares issuable upon the exercise of stock options granted to Mr. Stone in December 2001; 4,082 shares issuable upon the exercise of stock options granted to Mr. Stone in October 2001 and 37,500 shares issuable upon the exercise of stock options granted to Mr. Stone in January 2002.

(5) Consists of 1,000 shares held by Mr. Mandelkern; 2,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in April 1998; 5,000 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in July 1998; 2,560 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in March 1999; 29,120 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in January 2000; 20,880 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in January 2001 and 3,691 shares issuable upon the exercise of stock options granted to Mr. Mandelkern in October 2001.

(6) Consists of 75,000 shares (the "Shares") issued by the Company to Mr. Raskin on February 6, 2000, which were subject to restrictions on their sale or transfer which have expired; 2,343 shares issuable upon the exercise of stock options granted to Mr. Raskin in July 1997; 2006 shares issuable upon the exercise of options granted to Mr. Raskin in April 1998; 5,000 shares issuable upon the exercise of options granted to Mr. Raskin in July 1998; 10,000 shares issuable upon the exercise of options granted to Mr. Raskin in October 1998, 7 shares issuable upon the exercise of options granted to Mr. Raskin in October 2001 and 50 shares issuable upon the exercise of stock options granted to Mr. Raskin in December 2001. With respect to the Shares, Mr. Raskin is required to pay the Company the sum of $1.32 per share sold within 30 days following their sale. The Company recorded a note receivable, which is presented as a reduction of paid-in capital amounting to $99, relating to the issuance of the Shares. The charge to operations relating to this stock award is not material to the financial statements.

(7)   Such person's address is 90 Riverside Drive, New York, New York 10024.

(8) Consists of 115,740 shares held by Dr. Barrekette; 2,500 shares issuable upon the exercise of stock options granted to Dr. Barrekette in July, 1998; 30,000 shares issuable upon the exercise of stock options granted to Dr. Barrekette in June, 2000, pursuant to the 1997 Directors Stock Option Plan and 30,000 shares issuable upon the exercise of stock options granted to Dr. Barrekette in December 2001, pursuant to the 1997 Directors Stock Option Plan.

(9) Such person's business address is University of Maryland at College Park, School of Public Affairs, Van Munching Hall, College Park, Maryland 20742.

(10) Consists of 546,524 shares held jointly by Dr. Schick and his wife; 44,800 shares held by Dr. Schick as custodian for the minor children of David Schick; 2,500 shares issuable upon the exercise of stock options granted to Dr. Schick in July 1998; 30,000 shares issuable upon the exercise of stock options granted to Dr. Schick in June, 2000, pursuant to the 1997 Directors Stock Option Plan and 30,000 shares issuable upon the exercise of stock options granted to Dr. Schick in December 2001, pursuant to the 1997 Directors Stock Option Plan. Dr. Schick disclaims beneficial ownership of the 44,800 shares held as custodian.

(11) Consists of 847,500 shares issuable upon the exercise of warrants held by Mr. Slovin (which Mr. Slovin received as designee of Greystone); 50,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in November 2001 and 30,000 shares issuable upon the exercise of stock options granted to Mr. Slovin in June 2000, pursuant to the 1997 Directors Stock Option Plan.

(12)  Such person's address is 444 Via Lido Nord, Newport Beach, CA 92663.

(13) Consists of 30,250 shares held by Mr. Hood and 30,000 shares issuable upon the exercise of stock options granted to Mr. Hood in February 2002, pursuant to the 1997 Directors Stock Option Plan.

(14) Such person's business address is c/o Preston Gates Ellis & Rouvelas Meeds LLP, 1735 New York Avenue, N.W., Washington, D.C. 20006.

(15) Consists of 130,575 shares held by Mr. Blank; 30,000 shares issuable upon the exercise of stock options granted to Mr. Blank in June 2000, pursuant to the 1997 Directors Stock Option Plan and 30,000 shares issuable upon the exercise of stock options granted to Mr. Blank in December 2001, pursuant to the 1997 Directors Stock Option Plan.

(16)  Greystone's address is 152 West 57th Street, New York, New York 10019.

(17) Consists of 4,802,500 shares issuable upon the exercise of warrants held by Greystone.

(18) Includes the shares underlying warrants described in Note 11 as well as shares subject to options held by current officers and directors.

(19) Such person's business address is c/o Douglas, Curtis & Allyn, LLC, 2998 Douglas Boulevard, Suite 300, Roseville, CA 95661.

(20) Consists of 2,000 shares held by Mr. Rocca and 30,000 shares issuable upon the exercise of stock options granted to Mr. Rocca in July 2002, pursuant to the 1997 Directors Stock Option Plan.

(21)  Such person's address is 25 Lovell Road, New Rochelle, New York, NY 10804.

(22) Consists of 89,600 shares held by Mr. Landesman and 15,000 shares issuable upon the exercise of stock options granted to Mr. Landesman in January 2003, pursuant to the 1997 Directors Stock Option Plan.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Commission. Such executive officers and directors and greater than 10% beneficial owners are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) reports they file.

      Based solely on a review of the copies of such reports furnished to the Company and written representations from executive officers and directors, the Company believes that all Section 16(a) filing requirements applicable to its executive officers and directors and greater than 10% beneficial owners were complied with, except for the following: a Form 3 was filed on May 13, 2003 for Mr. Autz who became Vice President of Manufacturing on April 9, 2003. A Form 4 was filed on February 5, 2003 for Mr. Landesman who was issued stock options on January 29, 2003 by the Board of Directors, pursuant to the 1997 Directors Stock Option Plan. Eight Forms 4 were filed on November 29, 2002 for the issuance of employee stock options on November 18, 2002 by the Board of Directors to the following executive officers, pursuant to the 1996 Employee Stock Option Plan:
Messrs. Mandelkern, Neugroschl, Raskin, William Rogers, Rosner, Schick, Slovin and Stone.

                          REPORT OF THE AUDIT COMMITTEE

      The Audit Committee of the Company's Board of Directors is currently composed of three Directors, Messrs. Hood, Rocca and Blank, all of whom are independent Directors as such term is defined in Rule 4200(a)(15) of the National Association of Securities Dealers' independent director and audit committee listing standards. In addition, the Company's Board of Directors has determined that Messrs. Hood and Rocca are "audit committee financial experts," as those terms are defined by the Securities and Exchange Commission. The Audit Committee operates under a written charter that was adopted by the Board of Directors on June 30, 2002 and amended on April 9, 2003. (A copy of the Audit Committee charter, as amended, is annexed to this proxy statement as Appendix A.) The Audit Committee met five times during fiscal 2003.

      Pursuant to the Audit Committee charter, the Audit Committee's responsibilities include monitoring the Company's financial reporting process and internal control systems, as well as complaints or concerns relating thereto; pre-approving all services to be performed by the Company's independent accountants; reviewing and appraising the performance of the Company's independent accountants; overseeing the performance of the Company's independent accountants; providing an open avenue of communication between the Company's independent accountants, Management and the Board of Directors; and recommending to the Board of Directors the yearly selection of the Company's independent accountants and approving the fees and other compensation to be paid to them.

      In executing its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements with Management of the Company. The Audit Committee has discussed with the Company's independent accountants the matters required to be discussed by SAS 61, as amended. In addition, the Audit Committee has received the written disclosures and a letter from the Company's independent accountants delineating all relationships between it and the Company, consistent with Independence Standards Board Standard No. 1 ("Independence Discussions with Audit Committee"), as may be modified or supplemented, and has discussed with the independent accountants matters pertaining to their independence. The Audit Committee also considered whether the additional services unrelated to Audit Services performed by Grant Thornton LLP were compatible with maintaining their independence in performing their Audit Services. Based upon the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for 2003 for filing with the Securities and Exchange Commission. The Audit Committee and Board of Directors have also recommended the selection of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending March 31, 2004.

                  William K. Hood, Chair, Jonathan Blank and Curtis M. Rocca III
                                  Members of the Audit Committee

                          INDEPENDENT ACCOUNTANTS' FEES

      The Company incurred the following fees for services performed by Grant Thornton LLP pertaining to the fiscal years ended March 31, 2003 and March 31, 2002, respectively.

Audit Fees

      Grant Thornton LLP billed aggregate fees of $174,481.00 and $131,768.00 for the annual audit and three quarterly reviews pertaining to the fiscal years ended March 31, 2003 and March 31, 2002, respectively.

Tax Fees

      Grant Thornton LLP billed aggregate fees of $28,550.00 and $15,000.00 for tax fees pertaining to the fiscal years ended March 31, 2003 and March 31, 2002, respectively.

All Other Fees

      Grant Thornton LLP billed aggregate fees of $11,762.00 and $29,756.00 for all other services rendered to the Company during the fiscal years ended March 31, 2003 and March 31, 2002, respectively.

                                  PROPOSAL TWO

              SELECTION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

      The Board of Directors has selected Grant Thornton LLP as independent accountants for the Company for the fiscal year ending March 31, 2004. A proposal to ratify the appointment of Grant Thornton LLP will be presented at the Annual Meeting. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to answer questions from stockholders. If the appointment of Grant Thornton LLP is not approved by the stockholders, the Board of Directors is not obligated to appoint other accountants, but the Board of Directors will give consideration to such unfavorable vote.

--------------------------------------------------------------------------------
            THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION
             OF THE SELECTION OF GRANT THORNTON LLP AS THE COMPANY'S
            INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR FISCAL 2004.
--------------------------------------------------------------------------------

                             SOLICITATION OF PROXIES

      The Company is paying the costs for the solicitation of proxies, including the cost of preparing and mailing this Proxy Statement. Proxies are being solicited primarily by mail, but in addition, the solicitation by mail may be followed by solicitation in person, or by telephone or facsimile, by regular employees of the Company without additional compensation. The Company will reimburse brokers, banks and other custodians and nominees for their reasonable out-of-pocket expenses incurred in sending proxy materials to the Company's stockholders.

                      PROPOSALS FOR THE 2004 ANNUAL MEETING

      Pursuant to federal securities laws, any proposal by a stockholder to be presented at the 2004 Annual Meeting of Stockholders and to be included in the Company's proxy statement must be received at the Company's executive office at 30-00 47th Avenue, Long Island City, New York 11101, no later than the close of business on April 4, 2004. Proposals should be sent to the attention of the Secretary. Pursuant to the Company's By-laws, in order for business to be properly brought before an annual meeting of stockholders by a Stockholder, the stockholder must give written notice of such stockholder's intent to bring a matter before the annual meeting not less than ninety days prior to the date of such meeting; provided, however, that if less than ninety days' notice or prior public disclosure of the date of such meeting is given to stockholders or made, the stockholder must give such written notice no later than the close of business on the tenth (10th) day following the day on which notice or public disclosure of the date of such meeting is given or made. Each such notice should be sent to the attention of the Company's Secretary, and must set forth certain information with respect to the stockholder who intends to bring such matter before the meeting and the business desired to be conducted, as set forth in greater detail in the Company's By-laws.

                                     GENERAL

      The Company's Annual Report for the fiscal year ended March 31, 2003 is being mailed to stockholders together with this Proxy Statement. The Annual Report is not to be considered part of the soliciting materials.

      The information set forth in this Proxy Statement under the captions "Executive Compensation Committee Report on Executive Compensation", "Report of the Audit Committee" and "Comparison of 5 year Cumulative Total Return" shall not be deemed to be (i) incorporated by reference into any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that in any such filing the Company expressly incorporates such information by reference, and (ii) "soliciting material" or to be "filed" with the SEC.

                                             By Order of the Board of Directors,

                                             Zvi N. Raskin
                                             Secretary

                            SCHICK TECHNOLOGIES, INC.

                                      PROXY

                         Annual Meeting of Stockholders
                                September 3, 2003

                 (Solicited On Behalf Of The Board Of Directors)

The undersigned stockholder of Schick Technologies, Inc. hereby constitutes and appoints each of David B. Schick, Jeffrey T. Slovin and Zvi N. Raskin as the attorney and proxy of the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned at the Annual Meeting of Stockholders of Schick Technologies, Inc. (the "Company") to be held at the Company's offices at 30-00 47th Avenue, fifth floor, Long Island City, New York, on Wednesday, September 3, 2003 at 10:00 a.m., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present.

--------------------------------------------------------------------------------
         WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER
         DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION
           IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THREE
               DIRECTORS AND FOR EACH OF THE FOLLOWING PROPOSALS.
--------------------------------------------------------------------------------

      1.    Election of three directors nominated by the Board of Directors.

      |_|   FOR the nominees listed            |_|   WITHHOLD AUTHORITY
            below(except as indicated to             to vote for the nominees
            the contrary below)                      listed below

                                Allen Schick
                                David B. Schick
                                Uri D. Landesman

         ---------------------------------------------------------------

         ---------------------------------------------------------------

      2. Proposal to ratify the selection of Grant Thornton LLP as the Company's independent accountants for the fiscal year ending March 31, 2004.

            |_|  FOR            |_|  AGAINST            |_|  ABSTAIN

      3. In his discretion, upon such other matters as may properly come before the meeting.

      Said attorney and proxy, or his substitutes (or if only one, that one), at said meeting, or any adjournments thereof, may exercise all of the powers hereby given. Any proxy heretofore given is hereby revoked.

      Receipt is acknowledged of the Notice of Annual Meeting of Stockholders, the Proxy Statement accompanying such Notice and the Annual Report to stockholders for the fiscal year ended March 31, 2003.


__________________________ ,2003         _______________________________
Date                                     Stockholder(s) signature(s)


__________________________ ,2003         _______________________________
Date                                     Stockholder(s) signature(s)

Note: If shares are held jointly, both holders should sign. Attorneys, executors, administrators, trustees, guardians or others signing in a representative capacity should give their full titles. Proxies executed in the name of a corporation should be signed on behalf of the corporation by its president or other authorized officer.

                                   APPENDIX A

                                 CHARTER OF THE
                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

I.    PURPOSE

      The primary function of the Audit Committee of the Schick Technologies Board of Directors (the "Audit Committee") is to provide assistance to the Directors of Schick Technologies, Inc. (the "Company") in fulfilling their responsibility to the Company's shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

      The Audit Committee's primary duties and responsibilities are to:

(i) Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system and complaints or concerns relating thereto.

(ii) Pre-approve all auditing services as well as non-audit services to be provided by the auditor.

(iii) Review and appraise the audit efforts of the Company's independent accountants, who shall ultimately be accountable to the Audit Committee and the Board of Directors.

(iv) Provide an open avenue of communication among the independent accountants, financial and senior Management and the Board of Directors.

(v) If deemed necessary and appropriate, make periodic proposals to the Board of Directors concerning the adoption of changes to the Company's accounting and internal control environment.

II.   COMPOSITION

      The Audit Committee shall be appointed by the Board and shall be comprised of three or more directors (the precise number to be determined by the Board), all of whom shall be independent (i.e., a Committee member may not accept any consulting, advisory, or other compensatory fee from the Company, other than in his or her capacity as a Board or Committee member and may not be an "affiliated person" of the Company or any subsidiary thereof). Such members shall also be free from any relationship that, in the opinion of the Board, would interfere with the exercise of their independent judgment as members of the Audit Committee. All members of the Audit Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee shall be an Audit Committee "financial expert" as defined by the SEC in its rules.

      Unless a Chair is elected by the full Board, the members of the Audit Committee may designate a Chair by majority vote of the full Audit Committee membership.

III.  MEETINGS

      The Audit Committee shall meet at least four times annually (in person or telephonically), or more frequently as circumstances dictate, as follows:

(i) Once annually, or more frequently as circumstances dictate, prior to the release of the Company's Annual Report on Form 10-K (or 10-KSB), with Company Management, the Company's principal accounting officer, and with the Company's independent accountants outside the presence of Company Management, consistent with Section IV (ii) below;

(ii) Once each quarter: (a) prior to the release of the Company's Quarterly Report on Form 10-Q, with the Company's independent accountants and Company Management to review the Company's financials, consistent with Section IV(iii) below. The Audit Committee shall determine, in the exercise of its discretion, whether to meet with the Company's independent accountants outside the presence of Company Management. The Chair of the Audit Committee may represent the entire Committee for purposes of these meetings; (b) with the Company's Chief Executive Officer; (c) with the Company's Chief Financial Officer ("CFO") or, in the absence of a CFO, with the Company's principle accounting officer; and (d) with the Company's Chief Operating Officer.

IV.    RESPONSIBILITIES AND DUTIES

       To fulfill its responsibilities and duties, The Audit Committee shall:

(i) Review and update this Charter periodically, as deemed necessary or appropriate by the Board of Directors or members of the Audit Committee.

(ii) Review with Company Management and the independent accountants each Form 10-K Annual Report prior to its filing, and review and consider with the independent accountants the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61 as amended.

(iii) Review with financial Management and the independent accountants each Form 10-Q quarterly report prior to its filing, and review with the independent accountants the matters required to be discussed by SAS No. 100. The Chair of the Audit Committee may represent the entire Committee for purposes of this review.

(iv) Review with Company management any financial information filed with the S.E.C. or disseminated to the public, including any certification, report, opinion, or review rendered by the independent accountants.

(v) Establish procedures for receiving and treating complaints received by the Company regarding accounting, internal accounting controls and auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

                             Independent Accountants

(vi) Recommend to the Board of Directors the yearly selection of the independent accountants (considering independence and effectiveness) and approve the fees and other compensation to be paid to the independent accountants. On an annual basis, the Audit Committee shall request from the independent accountants a formal written statement delineating all relationships between it and the Company, consistent with Independence Standards Boards Standard No. 1, and shall review and discuss with the accountants all significant relationships the accountants have with the Company to determine their impact on the accountants' independence.

(vii) Take appropriate action, or recommend that the Board of Directors take appropriate action, to oversee the independence of the independent accountants, including the actions set forth in paragraph "(vi)" above.

(viii) Pre-approve all auditing services as well as non-audit services to be provided by the auditor.

(ix) Review and evaluate the performance of the independent accountants and, where appropriate, replace the independent accountants.

(x) Periodically consult with the independent accountants out of the presence of Management about internal controls and the fullness and accuracy of the Company's financial statements.

                          Financial Reporting Processes

(xi) In consultation with the independent accountants and the Company's accounting personnel, review the integrity of the Company's financial reporting processes, both internal and external.

(xii) Consider and approve, if appropriate, major changes to the Company's accounting principles and practices as suggested by the independent accountants or Management.

                               Process Improvement

(xiii) If deemed necessary and appropriate, make periodic proposals to the Board of Directors concerning the adoption of changes to the Company's accounting and internal control environment.

(xiv) Establish regular and separate systems of reporting to the Audit Committee by each of Management and the independent accountants regarding any significant judgments made in Management's preparation of the financial statements and the view of each as to appropriateness of such judgments and additional items as required under the Sarbanes-Oxley Act including Critical Accounting Policies, alternative treatments of GAAP relating to material items that have been discussed with management, the ramifications of such treatment and the preferred treatment by the accounting firm, and other written communications with management, i.e. management letter or schedule of material unadjusted audit differences.

(xv) Following completion of the annual audit, review separately with each of Management and the independent accountants any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(xvi) Review and resolve any significant disagreement among Management and the independent accountants in connection with the preparation of the financial statements.

(xvii) Following completion of the annual audit, request from the independent accountants either a verbal report or a written Management Letter (the choice of which shall rest with the Audit Committee in the exercise of its discretion) describing the deficiencies, if any, in the Company's operational or control procedures as determined by the independent accountants.

(xviii) Review with the independent accountants and Management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Audit Committee.)

(xix) Review activities, organizational structure, and qualifications of the Company's accounting and finance department.

(xx) Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

(xxi) Review, with the Company's counsel, any legal proceedings that could have a significant impact on the Company's financial statements.

(xxii) Perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

V.    Advisors

(xxiii) The Committee shall have the authority to engage and the funds to pay independent counsel and/or other advisors to assist it in carrying out its duties, and responsibilities, as it deems appropriate.